UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 16, 2000


                              PremierWest Bancorp
            (Exact Name of Registrant as specified in its charter)


    Oregon                           333 - 96209               93-1282171
-----------------                   -------------           ------------------
(State or other                      (Commission             (IRS Employer
  jurisdiction                       File Number)           Identification No.
of incorporation)

1455 East McAndrews Rd, Medford, Oregon                                97504
---------------------------------------                               --------
Address of Principal Executive Office                                 Zip Code

Registrant's telephone number including area code:  541-618-6003


(Former name or former address, if changed since last report): Not applicable

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          The following  exhibits are filed herewith and this  constitutes the exhibit index:

     Exhibit

     99   Press Release


Item 9. Regulation FD Disclosure

     On October 16, 2000, PremierWest Bancorp issued a press release, including certain forward looking statements, announcing its entering into a definitive agreement for the acquisition of Timberline Bancshares, Inc. by PremierWest Bancorp and the merger of Timberline Community Bank into
PremierWest Bank, PremierWest Bancorp's banking subsidiary. All of the information in the press release, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PREMIERWEST BANCORP (Registrant)


Date: October 25, 2000              By: /s/ Bruce R. McKee
                                        ---------------------------------------
                                        Bruce R. McKee, Chief Financial Officer